UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
Report of Independent Registered Public Accounting Firm
Combined Statement of Revenue and Certain Expenses
Notes to Combined Statement of Revenue and Certain Expenses
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses
Report of Independent Registered Public Accounting Firm
Combined Statements of Revenue and Certain Expenses
Notes to Combined Statements of Revenue and Certain Expenses
Pro Forma Condensed Consolidated Balance Sheet
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
Notes to Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Consolidated Statements of Operations
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Notes to Pro Forma Condensed Consolidated Statements of Operations
EXHIBIT INDEX
Agreement of Purchase and Sale
Consent of Ernst & Young LLP

ITEM 8.01. Other Events.

     As of September 28, 2004, United Dominion Realty Trust, Inc. (the “Company”), through its subsidiary, United Dominion Realty, L.P., a Delaware partnership, has during the 2004 fiscal year acquired or proposed to acquire various apartment communities located in Maryland, Tennessee, California and Oregon, for a total purchase price of approximately $850 million. These apartment communities include Arborview, Calvert’s Walk and Liriope, located in Maryland, The Preserve at Brentwood, located in Tennessee, and apartment communities located in California and Oregon to be acquired from Essex Apartment Value Fund, an affiliate of Essex Property Trust, Inc. (the “Essex Properties”). Accordingly, the Company is hereby filing certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X relating to the properties known as Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood and ten of the sixteen Essex Properties.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Operations Acquired.

Arborview, Calvert’s Walk and Liriope:

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenue and Certain Expenses for the year ended December 31, 2003

The Preserve at Brentwood:

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the three-month period ended March 31, 2004 (unaudited)

The Essex Properties:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the six-month period ended June 30, 2004 (unaudited)

(b) Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited)

Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited)

(c) Exhibits.

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.

23.1	Consent of Ernst & Young LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
By:	/s/ CHRISTOPHER D. GENRY
Christopher D. Genry
Executive Vice President and Chief Financial Officer

Date: September 28, 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of Arborview, Calvert’s Walk and Liriope (the Communities) for the year ended December 31, 2003. This combined statement is the responsibility of the management of the Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Communities’ revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Arborview, Calvert’s Walk and Liriope for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Richmond, Virginia
March 26, 2004

ARBORVIEW, CALVERT’S WALK AND LIRIOPE

Combined Statement of Revenue and Certain Expenses

Year ended December 31, 2003

Rental and other property income	$6,766,553
Rental expenses:
Personnel	600,961
Utilities	129,870
Repairs and maintenance	496,423
Administrative and marketing	249,259
Real estate taxes and insurance	648,649

Total rental expenses	2,125,162

Revenue in excess of certain expenses	$4,641,391

See accompanying notes.

ARBORVIEW, CALVERT’S WALK AND LIRIOPE

Notes to Combined Statement of Revenue and Certain Expenses

1. Basis of Presentation

On December 3, 2003, a subsidiary of United Dominion Realty Trust, Inc. entered into an agreement to purchase Arborview, Calvert’s Walk and Liriope (the Communities) from Berkshire Realty Holdings, L.P.

The combined statement of revenue and certain expenses relate to the operations of the Communities and was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statement of revenue and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statement of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statement of revenue and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Communities have been excluded in accordance with Rule 3-14 of Regulation S-X.

The Communities consist of the following properties:

	Number of
Property Name	Units	Location
Arborview	288	Belcamp, MD
Calvert’s Walk	276	Belair, MD
Liriope	84	Belcamp, MD

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

2. Summary of Significant Accounting Policies (continued)

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the combined statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Report of Independent Registered Public Accounting Firm

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses of The Preserve at Brentwood (the Community) for the year ended December 31, 2003. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The Preserve at Brentwood for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Richmond, Virginia
May 26, 2004

THE PRESERVE AT BRENTWOOD

Statements of Revenue and Certain Expenses

		Three-month
		period ended
	Year ended	March 31,
	December 31,	2004
	2003	(unaudited)
Rental and other property income	$3,231,009	$828,719
Rental expenses:
Personnel	343,474	94,302
Utilities	130,898	23,653
Repairs and maintenance	257,802	47,179
Management fees	127,661	33,028
Administrative and marketing	169,062	27,363
Real estate taxes and insurance	461,828	115,407

Total rental expenses	1,490,725	340,932

Revenue in excess of certain expenses	$1,740,284	$487,787

See accompanying notes.

THE PRESERVE AT BRENTWOOD

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On April 19, 2004, a subsidiary of United Dominion Realty Trust, Inc. entered into an agreement to purchase The Preserve at Brentwood (the Community) from SEA Brentwood LLC.

The statements of revenue and certain expenses relate to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2003. In the opinion of management of the Community, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

The Community consists of the following:

	Number of
Property Name	Units	Location
The Preserve at Brentwood	360	Nashville, TN

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and reported on the statements of revenue and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2003 and for the three-month period ended March 31, 2004, advertising expenses were $98,208 and $13,398, respectively.

3. Related Party Transactions

Affiliates of the Community performed the property management function and charged total management fees of 4% of rental income for this service for 2003 and the three-month period ended March 31, 2004. Management fees in the amount of $127,661 and $33,028 were charged to the Community during 2003 and the three-month period ended March 31, 2004, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of The Essex Properties (the Properties) for the year ended December 31, 2003. This combined statement is the responsibility of the management of the Properties. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc., as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The Essex Properties for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Richmond, Virginia
September 24, 2004

THE ESSEX PROPERTIES

Combined Statements of Revenue and Certain Expenses

		Six-month
	Year ended	period ended
	December 31,	June 30, 2004
	2003	(unaudited)
Rental and other property income	$31,638,653	$16,272,821
Rental expenses:
Personnel	3,086,692	1,594,998
Utilities	1,603,302	769,051
Repairs and maintenance	1,169,249	501,166
Administrative and marketing	1,186,852	582,300
Property management	950,246	480,941
Real estate taxes and insurance	3,470,584	1,782,907

Total rental expenses	11,466,925	5,711,363

Revenue in excess of certain expenses	$20,171,728	$10,561,458

See accompanying notes.

THE ESSEX PROPERTIES

Notes to Combined Statements of Revenue and Certain Expenses

1. Basis of Presentation

On August 13, 2004, a subsidiary of United Dominion Realty Trust, Inc. entered into an agreement to acquire The Essex Properties (the Properties) from certain affiliates of Essex Property Trust (Essex).

The combined statements of revenue and certain expenses relate to the operations of the Properties and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the combined statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the combined statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Properties have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim combined statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2003. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

1. Basis of Presentation (continued)

The Properties are comprised of the following:

	Number
Property Name	of Units	Location
Andover Park	240	Beaverton, OR
The Hunt Club	256	Lake Oswego, OR
Ocean Villas	119	Oxnard, CA
The Crest at Phillips Ranch	501	Pomona, CA
Rosebeach	174	La Miranda, CA
Foxborough	90	Orange, CA
The Arboretum at Lake Forest	225	Lake Forest, CA
Vista Del Rey	116	Tustin, CA
The Villas at Carlsbad	102	Carlsbad, CA
Coronado North	732	Newport Beach, CA

2. Summary of Significant Accounting Policies

Revenue Recognition

The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the combined statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies (continued)

Advertising Costs

All advertising costs are expensed as incurred and reported on the statement of revenue and certain expenses within the line item “Administrative and marketing”. For the year ended December 31, 2003 and for the six-month period ended June 30, 2004, advertising expenses were approximately $589,000 and $251,000, respectively.

3. Related Party Transactions

An affiliate of Essex performed the property management function and charged total management fees of 3% of rental and other property income for this service for 2003 and the six-month period ended June 30, 2004. Management fees in the amount of $950,246 and $480,941 were charged to the Properties during 2003 and the six-month period ended June 30, 2004, respectively.

Pro Forma Condensed Consolidated Balance Sheet

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of United Dominion Realty Trust, Inc. (the “Company”) is presented as if Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood and The Essex Properties had been acquired on June 30, 2004. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2004 and for the year ended December 31, 2003 and the historical consolidated financial statements and notes thereto of the Company reported on Form 10-Q for the six-month period ended June 30, 2004 and on Form 10-K for the year ended December 31, 2003, as updated on Form 8-K dated August 20, 2004. In management’s opinion, all adjustments necessary to reflect the acquisition of Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood and The Essex Properties have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at June 30, 2004, nor does it purport to represent the future financial position of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

(UNAUDITED AND IN THOUSANDS)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
Assets
Real estate investments, net	$3,532,509	$371,150	$3,903,659
Cash and cash equivalents	7,117	—	7,117
Deferred financing costs, net	21,131	—	21,131
Notes receivable	44,586	—	44,586
Other assets	35,629	2,100	37,729

Total assets	$3,640,972	$373,250	$4,014,222

Liabilities and Stockholders’ Equity
Secured debt	$999,658	$159,959	$1,159,617
Unsecured debt	1,267,650	213,291	1,480,941
Accrued expenses and other liabilities	113,100	—	113,100
Distributions payable	41,782	—	41,782

Total liabilities	2,422,190	373,250	2,795,440
Minority interests	89,813	—	89,813
Preferred stock — Series B	135,400	—	135,400
Preferred stock — Series D	47,396	—	47,396
Preferred stock — Series E	56,893	—	56,893
Common Stock	127,771	—	127,771
Other equity	761,509	—	761,509

Total stockholders’ equity	1,128,969	—	1,128,969

Total liabilities and stockholders’ equity	$3,640,972	$373,250	$4,014,222

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)	Represents the condensed consolidated balance sheet of the Company as of June 30, 2004, as contained in the historical consolidated financial statements and notes thereto filed on Form 10-Q. This includes the completed acquisition of Arborview, Calvert’s Walk, Liriope and The Preserve at Brentwood. These properties were purchased during the six-month period ended June 30, 2004 for a total purchase price of $94.3 million. These acquisitions were funded through draws under the Company’s line of credit facility.

(B)	Represents the proposed acquisition of the Essex Properties for a total purchase price of $373.3 million of which $2.1 million has been preliminarily allocated to the acquisition of in-place leases.

Pro Forma Condensed Consolidated Statements of Operations

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended June 30, 2004 and for the year ended December 31, 2003 of the Company is presented as if Arborview, Calvert’s Walk, Liriope, The Preserve at Brentwood and the Essex Properties (collectively, the “Properties”) had been acquired on January 1, 2003.

     These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

     The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the six-month period ended June 30, 2004 or for the year ended December 31, 2003 assuming the above transactions had been consummated on January 1, 2003, nor do they purport to represent the future results of operations of the Company.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (B)	AMOUNTS
Revenues
Rental income	$309,745	$19,346	$329,091
Non-property income	1,406	—	1,406

Total revenues	311,151	19,346	330,497
Expenses
Real estate taxes and insurance	37,788	2,137	39,925
Personnel	32,210	1,902	34,112
Utilities	19,123	841	19,964
Repair and maintenance	19,498	704	20,202
Administrative and marketing	11,075	690	11,765
Property management	8,751	—	8,751
Other operating expenses	561	—	561
Depreciation and amortization	84,474	9,067	93,541
Interest	58,201	6,162	64,363
General and administrative	9,381	—	9,381
Other expenses	1,783	—	1,783

Total expenses	282,845	21,503	304,348

Income before allocation to minority interests and discontinued operations	28,306	(2,157)	26,149
Minority interests of outside partnerships	(115)	—	(115)
Minority interests of unitholders in operating partnerships	(955)	137	(818)

Income from continuing operations, net of minority interests	27,236	(2,020)	25,216
Distributions to preferred stockholders	(10,178)	—	(10,178)
Premium on preferred share conversion	(3,125)	—	(3,125)

Income/(loss) from continuing operations available to common stockholders	$13,933	$(2,020)	$11,913

Income/(loss) from continuing operations available to common stockholders — basic and diluted	$0.11	$(0.02)	$0.09

Weighted average number of common shares outstanding — basic	127,057	127,057	127,057

Weighted average number of common shares outstanding — diluted	127,996	127,057	127,996

See accompanying notes.

UNITED DOMINION REALTY TRUST, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(UNAUDITED AND IN THOUSANDS, EXCEPT PER-SHARE DATA)

	HISTORICAL	PRO FORMA	PRO FORMA
	AMOUNTS (A)	ADJUSTMENTS (C)	AMOUNTS
Revenues
Rental income	$581,617	$41,636	$623,253
Non-property income	1,068	—	1,068

Total revenues	582,685	41,636	624,321
Expenses
Real estate taxes and insurance	66,585	4,581	71,166
Personnel	59,419	4,031	63,450
Utilities	34,873	1,864	36,737
Repair and maintenance	37,585	1,923	39,508
Administrative and marketing	21,582	1,605	23,187
Property management	16,873	—	16,873
Other operating expenses	1,205	—	1,205
Depreciation and amortization	155,216	22,718	177,934
Interest	117,416	12,851	130,267
General and administrative	20,626	—	20,626
Other expenses	4,576	—	4,576

Total expenses	535,956	49,573	585,529

Income/(loss) before allocation to minority interests and discontinued operations	46,729	(7,937)	38,792
Minority interests of outside partnerships	(614)	—	(614)
Minority interests of unitholders in operating partnerships	5	506	511

Income/(loss) from discontinued operations, net of minority interests	46,120	(7,431)	38,689
Distributions to preferred stockholders	(26,326)	—	(26,326)
Premium on preferred share conversion	(19,271)	—	(19,271)

Income/(loss) from continuing operations available to common stockholders	$523	$(7,431)	$(6,908)

Income/(loss) from continuing operations available to common stockholders — basic and diluted	$0.00	$(0.06)	$(0.06)

Weighted average number of common shares outstanding — basic	114,672	114,672	114,672

Weighted average number of common shares outstanding — diluted	115,648	114,672	114,672

See accompanying notes.

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)	Represents the historical consolidated statement of operations of the Company as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)	Represents the pro forma revenues and expenses for the six months ended June 30, 2004 attributable to the Properties as if the acquisitions had occurred on January 1, 2003. Interest expense of $6.2 million includes pro forma interest of $4.2 million attributable to new mortgage loans payable and $2.0 million attributable to draws under the line of credit to fund these acquisitions.

(C)	Represents the pro forma revenues and expenses for the year ended December 31, 2003 attributable to the Properties as if the acquisitions had occurred on January 1, 2003. Interest expense of $12.9 million includes pro forma interest of $8.4 million attributable to new mortgage loans payable and $4.5 million attributable to draws under the line of credit to fund these acquisitions. Depreciation and amortization expense of $177.9 million includes pro forma amortization expense of $2.6 million attributed to the acquisition of in-place leases. Depreciation relates to the aggregate purchase price of $467.6 million less a preliminary allocation to land of $123.9 million.

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.

23.1	Consent of Ernst & Young LLP